SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    ---------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 3, 2001



                     WILSHIRE FINANCIAL SERVICES GROUP INC.
             (Exact name of registrant as specified in its charter)


                 DELAWARE                  0-21845          93-1223879
      (State or other jurisdiction       (Commission      (IRS Employer
            of incorporation)            File Number)   Identification No.)

                 1776 SW Madison, Portland, OR            97205
           (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (503) 223-5600

Item 5.           Other Events

         On April 3, 2001, Wilshire Financial Services Group Inc. (the "Company") announced that the record date for determining those shareholders entitled to attend and vote at its annual stockholder meeting will be April 19, 2001. The meeting will be held at 10:00 a.m. on Tuesday, May 22, 2001, at the offices of Irell & Manella, 1800 Avenue of the Stars, Suite 900, Los Angeles, California 90067.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits.

                  99.      Press release dated April 3, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 3, 2001                     WILSHIRE FINANCIAL SERVICES GROUP INC.
                                        --------------------------------------
                                        Registrant

                                        /s/ Stephen P. Glennon
                                        --------------------------------------
                                        Stephen P. Glennon
                                        CHIEF EXECUTIVE OFFICER

                         INDEX TO SCHEDULES AND EXHIBITS

Exhibit Number             Description

99       Press Release dated April 3, 2001


     WILSHIRE FINANCIAL SERVICES GROUP SETS RECORD DATE FOR ANNUAL MEETING

Portland, Oregon (Business Wire) - April 3, 2001 - Wilshire Financial Services Group Inc. (OTCBB:WFSG-news) today announced that April 19, 2001 is the record date for its annual stockholder meeting. Only shareholders of record as of the close of business on that date will be entitled to attend and vote at the meeting. The Company's meeting will be held at 10:00 a.m. on May 22, 2001 at the offices of Irell & Manella, 1800 Avenue of the Stars, Suite 900, Los Angeles, CA 90067.

For further information, please see our web site (www.wfsg.com) for related communications and for the date and time of our shareholder conference call, which we anticipate to schedule during the second week of April, 2001.

Contact Information:

Wilshire Financial Services Group Inc.
Bruce Weinstein
Chief Financial Officer
503-525-7213